EXHIBIT 10.3

Amendment No. 2 to Asset Purchase Agreement
(Mills)

This AMENDMENT NO. 2 TO ASSET PURCHASE AGREEMENT (MILLS) (the “Amendment”) is made and entered into as of August 23, 2004, by and between CROWN PACIFIC LIMITED PARTNERSHIP, a Delaware limited partnership (“Seller”), Debtor-in-Possession under Jointly Administered Case No. 03-11258-PHX-RJH in the United States Bankruptcy Court for the District of Arizona filed on June 29, 2003 under Chapter 11 of Title 11 of the United States Code, and INTERNATIONAL FOREST PRODUCTS LIMITED, a British Columbia corporation (“Buyer”).

Recitals:

A.            Seller and Buyer are parties to that certain Asset Purchase Agreement (Mills) dated as of July 9, 2004, as amended (the “Agreement”), pursuant to which Seller has agreed to sell and Buyer has agreed to purchase, on the terms and conditions set forth therein, certain lumber manufacturing facilities and related assets more fully described therein.  Capitalized terms used but not defined herein have the respective meanings set forth in the Agreement.

B.            Seller has determined, and Buyer has agreed, that (i) certain items of personal property, listed on the attached Annex A (the “Additional Property”), were inadvertently omitted from Schedule 1.1.3 to the Agreement, (ii) certain items of personal property, listed on the attached Annex B (the “Removed Property”), were inadvertently included on Schedule 1.1.3 to the Agreement, (iii) certain items of personal property, listed on the attached Annex C, should be listed on Schedule 1.2 to the Agreement ((ii) and (iii) collectively, the “Excluded Property”), (iv) certain personal property leases were inadvertently omitted from Schedule 1.1.5-1 to the Agreement, and (v) certain personal property leases should be listed on Schedule 1.2 to the Agreement.

C.            Seller and Buyer desire to set forth an allocation for certain Personal Property located in the State of Washington not constituting machinery and equipment or inventory.

Agreements:

In consideration of the foregoing and the mutual covenants of the parties set forth in this Amendment, the parties, intending to be legally bound, agree as follows:

1.             Additions to Purchased Assets.

(a)             Personal Property.  Schedule 1.1.3 to the Agreement is hereby amended by inserting the Additional Property at the end thereof.

(b)             Personal Property.  Schedule 1.1.3 of the Agreement is hereby amended by inserting the following personal property on the portion of such Schedule relating to the Gilchrist Mill:

Company Number

Description

A158

1997 Ford Expedition EB 4x4

provided, however, that such item of Personal Property listed above shall not be sold, transferred or otherwise conveyed to Buyer unless, on or prior to the Closing Date, John Ernst receives an offer of employment from, and accepts such offer with, Buyer.

(c)             Personal Property Leases.  Schedule 1.1.5-1 to the Agreement is hereby amended by inserting the following lease agreements at the end thereof:

	Other
13.	Schedule A#: 00069, dated October 13, 1999 to Vehicle Lease Agreement, dated March 28, 1996, between Lease Plan U.S.A. and Crown Pacific Limited Partnership – 1999 Ford F150 3 Door Supercab, serial # 1FTRX18L0XKA78221, unit #A507	23.1.4

14.	Schedule A#: 00087, dated April 17, 2000 to Vehicle Lease Agreement, dated March 28, 1996, between Lease Plan U.S.A. and Crown Pacific Limited Partnership – 2000 Ford Expedition XLT 4WD, serial # 1FMPU16L1YLB36606, unit #A585	23.1.4

provided, however, that each of the Personal Property Leases set forth above shall not be assigned to Buyer unless and until the Bankruptcy Court enters an order approving the assumption and assignment thereof to Buyer (the date on which such order is entered being referred to herein as the “Order Date”) pursuant to a motion filed by Seller, which shall be filed promptly after the Closing Date; provided, further, that item #14 listed above shall not be assumed and assigned to Buyer unless, on or prior to the Closing Date, Paul Bialkowsky receives an offer of employment from, and accepts such offer with, Buyer.

2.             Exclusion of Certain Property.

(a)           Removed Personal Property.  Schedule 1.1.3 to the Agreement is hereby amended by deleting therefrom each of the items of Removed Property and substituting the following in lieu thereof:  “Intentionally Omitted”.

(b)           Excluded Personal Property.  Schedule 1.2 to the Agreement is hereby amended by inserting the Excluded Property at the end thereof.

(c)           Personal Property Leases.  Schedule 1.2 to the Agreement is hereby amended by inserting the following lease agreements at the end thereof:

15.	Schedule A#: 00081, dated April 17, 2000 to Vehicle Lease Agreement, dated March 28, 1996, between Lease Plan U.S.A. and Crown Pacific Limited Partnership – 2000 Ford F250 Super Duty Super, serial # 1FTNX21F6YED06019, unit #A165	23.1.4

16.	Schedule A#: 00083, dated April 27, 2000 to Vehicle Lease Agreement, dated March 28, 1996, between Lease Plan U.S.A. and Crown Pacific Limited Partnership – 2000 Ford F250 Super Duty Super, serial # 1FTNX21F7YED15179, unit #A167	23.1.4

17.	Schedule A#: 00084, dated April 27, 2000 to Vehicle Lease Agreement, dated March 28, 1996, between Lease Plan U.S.A. and Crown Pacific Limited Partnership – 2000 Ford F250 Super Duty Super, serial # 1FTNX21F3YED15180, unit #A168	23.1.4

18.	Schedule A#: 00098 to Vehicle Lease Agreement, dated March 28, 1996, between Lease Plan U.S.A. and Crown Pacific Limited Partnership – 2000 Ford F250 Super Duty Super, serial # 1FTNX21F2YED93997, unit #A169	23.1.4

19.	Schedule A#: 00076, dated April 17, 2000 to Vehicle Lease Agreement, dated March 28, 1996, between Lease Plan U.S.A. and Crown Pacific Limited Partnership – 2000 Chevrolet Silverado 1500	23.1.4

	Ext Cab, serial # 1GCEK19TXYZ283453, unit #A801

20.	Schedule A#: 00074, dated April 18, 2000 to Vehicle Lease Agreement, dated March 28, 1996, between Lease Plan U.S.A. and Crown Pacific Limited Partnership – 2000 Chevrolet Silverado 1500 Ext Cab, serial # 1GCEK19T1YZ286645, unit #A802	23.1.4

21.	Schedule A#: 00075, dated April 18, 2000 to Vehicle Lease Agreement, dated March 28, 1996, between Lease Plan U.S.A. and Crown Pacific Limited Partnership – 2000 Chevrolet Silverado 1500 Ext Cab, serial # 1GCEK19T7YZ287895, unit #A803	23.1.4

22.	Schedule A#: 00099, dated February 11, 2000 to Vehicle Lease Agreement, dated March 28, 1996, between Lease Plan U.S.A. and Crown Pacific Limited Partnership – 1998 Chevrolet Tahoe 4 DR, serial # 1GNEK13R5WJ373786, unit #A170	23.1.4

3.             Personal Property Lease Prorations.  During the period from the Closing Date to the Order Date, Buyer shall be entitled to use the personal property that is subject to the Personal Property Leases set forth in Section 1(c) of this Amendment (subject to the second proviso thereof).  All amounts paid by Seller pursuant to such Personal Property Leases between the Closing Date and the Order Date shall be prorated between the parties as of the Closing Date, and Buyer shall reimburse Seller accordingly within five (5) Business Days after a request therefor made by Seller after the Order Date.

4.             Allocation.  Buyer and Seller hereby agree that the sum of $60,000, plus the fair market value of any fuel on hand at the Port Angeles Mill and the Marysville Mill as of the Closing Date, shall be allocated to Personal Property not constituting either machinery and equipment used in manufacturing or Raw Materials, Residuals and Finished Goods Inventory.

5.             Modification.  This Amendment may not be modified or amended except by the written agreement of the parties.

6.             Binding Effect. The provisions of this Amendment shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.

7.             Effect of Amendment. Except as expressly provided in this Amendment, the Agreement shall remain unamended and in full force and effect. All references in the Agreement to “this Agreement” shall be deemed to mean the Agreement as amended by this Amendment.

8.             Execution. This Amendment may be executed in any number of counterparts, all of which together shall constitute one and the same agreement. Each party may rely upon the signature of each other party on this Amendment that is transmitted by facsimile as constituting a duly authorized, irrevocable, actual, current delivery of this Agreement with the original ink signature of the transmitting party.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

Seller:	CROWN PACIFIC LIMITED PARTNERSHIP,
a Delaware limited partnership

	By:	Crown Pacific Management Limited Partnership, its General Partner

		By:	/s/ Steven E. Dietrich
Name: Steven E. Dietrich
Title: Senior Vice President,
Chief Financial Officer and Treasurer

Buyer:	INTERNATIONAL FOREST PRODUCTS LIMITED, a British Columbia corporation

	By:	/s/ Lawrence D. Cocke
Name: Lawrence D. Cocke
Title: Corporate Controller

	By:		/s/ G. J. Friesen
Name: G. J. Friesen
Title: VP & Corp. Secretary